SUB-ITEM 77 C:  Submission of matters
to a vote of security holders
A Special Meeting of Shareholders of
Federated Clover Value Fund II was
held on February 19, 2010 . The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:
1.To approve or disapprove the proposed
Agreement and Plan of
Reorganization between Federated Clover
Value Fund II and Federated
Capial Appreciation Fund II.

Shares voted affirmatively ......................
.............6,457,169 Shares

Shares voted negatively ............
............................262,924 Shares

Shares abstaining ......................
............................. 908,491
Shares
The Definitive Proxy Statement for this
Special Meeting was filed with the
Securities and Exchange Commission on
January 14, 2010, and is
incorporated by reference. (File No. 811-8042)
A Special Meeting of Shareholders of
Federated Equity Income Fund II
was held on  February 19, 2010 .
The following items, which are
required to be reported under this
SUB-ITEM 77C, were voted on at the
meeting:
1.To approve or disapprove the proposed
Agreement and Plan of
Reorganization between Federated Equity
Income Fund II and Federated
Capial Income Fund II.

Shares voted affirmatively ..................
.................1,453,496 Shares

Shares voted negatively ......................
..................32,872 Shares

Shares abstaining ..........................
......................... 218,919
Shares
The Definitive Proxy Statement for this
Special Meeting was filed with the
Securities and Exchange Commission
on January 14, 2010, and is
incorporated by reference. (File No. 811-8042)


SUB-ITEM 77 C:  Submission of matters
to a vote of security holders
A Special Meeting of Shareholders of
Federated Mid Cap Growth
Strategies Fund II was held on
February 19, 2010 . The following items, which are required to be reported under this SUB-ITEM 77C, were voted on at the meeting:
1.To approve or disapprove the proposed
Agreement and Plan of
Reorganization between Federated Mid Cap
Growth Strategies Fund II
and Federated Kaufmann Fund II.

Shares voted affirmatively ....................
...............786,793 Shares

Shares voted negatively .......................
.................6,922 Shares

Shares abstaining .............................
...................... 267,343
Shares
The Definitive Proxy Statement for this
Special (Annual) Meeting was filed
with the Securities and Exchange Commission on January 14, 2010, and is incorporated by reference.
(File No. 811-8042)